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                                                                 EXHIBIT 10.55

                           SHORTFALL FUNDING AGREEMENT

                          DATED AS OF DECEMBER 19, 1997


     TC Realty of Altoona, Inc., a Delaware corporation ("LESSEE") and Balanced Care Corporation, a Delaware corporation ("BCC"), agree as follows:

                                   Witnesseth:

     WHEREAS, Lessee executed and delivered that certain First Amended and Restated Facility Lease Agreement dated as of December 19, 1997 (the "LEASE") whereby Lessee leased from MEDITRUST ACQUISITION CORPORATION II, a Delaware corporation (the "LESSOR") property, together with all improvements built or to be built thereon, located in Blair County, Pennsylvania, as more fully described in the Lease (the "PROPERTY"); and

     WHEREAS, the Lessee and BCC at Altoona, Inc., a Delaware corporation (the "MANAGEMENT FIRM") have entered into a Management Agreement dated as of December 19, 1997 (the "MANAGEMENT AGREEMENT") whereby Lessee has appointed the Management Firm as the exclusive manager and operator of a personal care home/assisted living facility on the Property (the "PROJECT"); and

     WHEREAS, BCC, the Lessee, TC Realty Holding Company, a Delaware corporation (the "PARENT") and the Lessor have entered into that certain Working Capital Assurance Agreement dated as of December 19, 1997 (the "WORKING CAPITAL AGREEMENT"), whereby, among other matters, BCC has agreed to provide credit support to Lessor by funding loans to Lessee to cover certain Shortfalls (as defined in the Working Capital Agreement); and

     WHEREAS, Lessor, Lessee and BCC have entered into a Subordination and Standstill Agreement dated as of December 19, 1997 (the "SUBORDINATION AGREEMENT") whereby BCC has agreed to subordinate all loans advanced hereunder and under the Working Capital Agreement to the obligations of Lessee to Lessor under the Lease and the other Lease Documents (as defined under the Lease); and

     WHEREAS, BCC is willing to fund loans to Lessee covering Shortfalls only on the terms and conditions provided in this Agreement, subject to the terms of the Working Capital Agreement and the Subordination Agreement; and

     WHEREAS, Lessee has granted to Lessor that certain Open End Leasehold Mortgage and Security Agreement dated as of December 19, 1997 (the "FIRST LEASEHOLD MORTGAGE"), whereby Lessee has granted to Lessor a first priority security interest in Lessee's leasehold interest in the Lease as more fully provided in the First Leasehold Mortgage.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Lessee and BCC agree as follows:


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                                    ARTICLE I
                                      LOANS

     SECTION 1.01 ADVANCES. Upon complete depletion of the Working Capital Reserve (as defined under the Working Capital Agreement), and to the extent thereafter of any Shortfall, BCC agrees to advance from time to time funds to the Lessee or the Lessor on behalf of the Lessee, as the case may be, in increments of no less than an aggregate of $25,000 and no more frequently than monthly, upon the terms and conditions provided herein (each advance being an "ADVANCE" and collectively, the "ADVANCES"). Advances shall be evidenced by one or more promissory notes in the form attached hereto as Exhibit A (the "NOTES"). The Notes shall be payable upon demand. Interest shall accrue on the Notes at the rate of 2% over the Prime Rate as announced from time to time in the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in the Wall Street Journal, such other source as the parties may agree), and shall be payable in arrears on the first day of each calendar quarter. All sums owed under the Notes and hereunder to BCC, and all other obligations and covenants of the Lessee and the Parent under the Transaction Documents (as hereinafter defined) which are owed to BCC or any affiliate of BCC, together with all interest payable under the Transaction Documents and all other costs and expenses payable by Lessee or Parent to or for the benefit of BCC or any affiliate of BCC (including without limitation indemnification and defense obligations) are referred to herein as the "OBLIGATIONS".

     SECTION 1.02 TRANSACTION DOCUMENTS. In addition to the Notes, and to better secure the performance of Lessee hereunder and prompt payment under the Notes and other sums which may become due and owing from Lessee to BCC, Lessee has executed and delivered the following:

          (i)  the Working Capital Agreement;

          (ii) Open-End Leasehold Mortgage and Security Agreement in the form attached hereto as Exhibit B encumbering the Lessee's leasehold interest in the Property in favor of BCC (the "SECOND LEASEHOLD MORTGAGE"); and

          (iii) such other documents, certificates, affidavits and instrument as BCC may reasonably request.

          In addition to the foregoing documents, the Parent, the sole shareholder of the Lessee, has executed and delivered to BCC an Option Agreement (the "OPTION AGREEMENT") substantially in the form attached hereto as Exhibit C, whereby such equity owner has agreed that BCC shall have an option to purchase the equity interest of such equity owner in Lessee, on the terms and conditions provided therein.

This Agreement, together with the Notes, the Working Capital Agreement, the Second Leasehold Mortgage, the Management Agreement, the Option Agreement and the other documents, certificates, financing statements, affidavits and instruments executed by Lessee in connection with this Agreement, as any of the same may be amended, modified or supplemented from time to time, are collectively referred to herein as "Transaction Documents". Initially capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Lease.


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     SECTION 1.03 PAYMENTS AND COMPUTATIONS. In no event shall the amount of interest due or payable pursuant to any Transaction Document exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the Lessee or inadvertently received by BCC, then such excess sum shall be credited as a payment of principal due under the Notes. It is the express intention of the parties hereto that the Lessee not pay to BCC, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Lessee.

     SECTION 1.04 INTENTION. It is the intention of BCC and Lessee that, subject to the provisions of applicable law: (i) the Management Firm operate the Project pursuant to the Management Agreement and that Lessee act as a passive investor with respect to the Project, (ii) Lessee include on its financial statements all revenue and losses with respect to the Project during the term of this Agreement for accounting purposes, and (iii) Advances made hereunder and all other Obligations be secured, pursuant to the Second Leasehold Mortgage, solely by the assets of Lessee (including without limitation the Lessee's leasehold interest in the Lease) and the Option, but subject to the rights of Lessor under the Lease and the other Lease Documents (as defined in the Lease), regardless of any bankruptcy, insolvency, receivership or similar proceedings instituted by or against Lessee or the Parent. In no event shall the directors or officers of the Lessee or the shareholders, directors or officers of the Parent ever be personally liable to BCC or any affiliate of BCC or any third party for the payment and/or performance of any obligations or liabilities under this Agreement or the Transaction Documents; provided, however, no provision contained herein or in any other Transaction Document shall diminish in any manner the obligations of Parent (as shareholder of Lessee) under the Option Agreement.


                                   ARTICLE II
                CONDITIONS TO ACCEPTANCE OF TRANSACTION DOCUMENTS

     SECTION 2.01 CONDITIONS PRECEDENT TO ADVANCES. The obligations of BCC to accept delivery of the Transaction Documents are subject to the condition precedent that BCC receives the following, in form and substance satisfactory to
BCC:

     (a) the Note(s);

     (b) the Working Capital Agreement;

     (c) the Second Leasehold Mortgage;

     (d) the Option Agreement;

     (e) the Management Agreement;

     (f) a certificate of the Secretary of State of the State of Delaware stating that the Lessee is duly organized, validly existing and in good standing in such State;

     (g) a certified copy of the by-laws of the Lessee, together with certified resolutions of the Lessee granting the power to Lessee to enter into and perform the



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Transaction Documents;

     (h) all other Transaction Documents; and

     (i) such other affidavits, documents, certificates, statements and instruments as BCC may reasonably request.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01 REPRESENTATIONS AND WARRANTIES OF THE LESSEE. The Lessee represents and warrants to BCC as follows, which representations and warrants shall be true and correct to the best knowledge of Lessee as of the date hereof, as of the date of each Advance and as of each date thereafter until all Obligations are satisfied in full:

     (a) ORGANIZATION; QUALIFICATION. Each of the Parent and the Lessee is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware; and each of the Parent and the Lessee has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted.

     (b) POWER; AUTHORITY. The execution, delivery and performance by each of the Parent and the Lessee of the Transaction Documents to which it is a party are within each of the Parent's and the Lessee's power and have been duly authorized by all necessary action, and this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the duly authorized officer or member of each of the Lessee and the Parent.

     (c) APPROVAL OR CONSENTS. No approval or consent of any foreign, domestic, federal, state or local authority is required for the due execution, delivery and performance by each of the Parent and the Lessee of any Transaction Document to which it is a party and the execution, delivery and performance by each of the Parent and the Lessee of the Transaction Documents to which it is a party do not conflict with, and will not result in the breach of or default under any contract, agreement or other document or instrument to which the Parent and/or the Lessee is a party or by which its or their properties are bound.

     (d) BINDING OBLIGATIONS. This Agreement and the other Transaction Documents to which the Lessee and/or the Parent are a party are legal, valid and binding obligations of the Lessee and/or the Parent (as applicable) enforceable against the Lessee and/or the Parent (as applicable) in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

     (e) LITIGATION. There is no pending or, to the best of Lessee's knowledge, threatened action, suit or proceeding against or affecting the Lessee or the Parent before any court, governmental agency or arbitrator.

     (f) APPLICABLE LAW. The execution, delivery and performance of this




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Agreement and the other Transaction Documents to which the Lessee and/or the
Parent are a party, and the borrowings hereunder, do not and will not, by the passage of time, the giving of notice or otherwise, violate any law, rule or regulation of any governmental body applicable to the Lessee and/or the Parent.

     (g) TITLE AND CONDITION OF ASSETS. The Lessee has good, marketable and legal title to, or a valid leasehold interest in, its properties and assets.

     (h) LIENS. None of the properties and assets of the Lessee or the Parent are subject to any lien, security interest or other charge or encumbrance, other than Permitted Encumbrances, the First Leasehold Mortgage, security interests, pledges and assignments granted by the Lessee or the Parent to the Lessor pursuant to the express provisions of the Lease and other Lease Documents, and liens and encumbrances in favor of BCC as provided herein (collectively, "Permitted Liens"), and the execution, delivery and performance by each of the Parent and the Lessee of the Transaction Documents to which it is a party will neither result in the creation of any lien, security interest or other charge or encumbrance upon any of the Lessee's and/or the Parent's properties or assets (other than the Permitted Liens), nor cause a default under any agreements to which Lessee and/or the Parent are a party.

     (i) SECURITY. Upon the consummation of this transaction, BCC will have a mortgage lien in the Lessee's leasehold interest in the Lease and a lien in the stock of the Lessee owned by the Parent pursuant to the Option Agreement which liens BCC may perfect.

     (j) TAX RETURNS AND PAYMENTS. All federal, state and other tax returns of each of the Parent and the Lessee required by law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Lessee and its properties, income, profits and assets which are due and payable have been paid.

     (k) NO EMPLOYEES. Neither the Parent nor the Lessee has employees for which either are required to comply with the Employment Retirement Income Security Act of 1974.

     (l) ABSENCE OF DEFAULTS. No event has occurred, which has not been remedied, cured or waived, which constitutes, or which with the passage of time or giving of notice or both would constitute, an event of default under any Transaction Document or which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by either the Parent or the Lessee under any agreement or judgment, decree or order, to which either the Parent or the Lessee are a party or by which either the Parent or the Lessee or any of their respective properties may be bound.

     (m) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data furnished to BCC were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give BCC a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the persons involved as at the date thereof and the results of operations for such periods. No document furnished or




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written statement made to BCC in connection with the execution of this Agreement or any of the other Transaction Documents contains or will contain any untrue statement of a fact material to the credit worthiness of the Lessee or fails to state a material fact necessary in order to make the statements contained therein not materially misleading.

     (n) SUBSIDIARIES. The Lessee does not own, directly or indirectly, of record or beneficially, any of the voting stock of any class or classes of, or any other voting interests of, any corporation, partnership, limited partnership, limited liability company, trust or other entity.

     (o) INVESTMENT COMPANY. Neither the Parent nor the Lessee is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     (p) PUBLIC UTILITY COMPANY. Neither the Parent nor the Lessee is a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company", within the meaning of the Public Holding Company Act of 1935, as amended.

     (q) SECURITIES REPRESENTATIONS. Neither Parent, Lessee nor any agent, broker, dealer or other person or entity has offered or sold any equity interests in Parent or Lessee in violation of the Securities Act of 1933, as amended ("1933 ACT") or any state securities laws. All owners of equity interests in Parent are accredited investors as defined in Regulation D promulgated under the 1933 Act.


                                   ARTICLE IV
                             COVENANTS OF THE LESSEE

     SECTION 4.01 AFFIRMATIVE COVENANTS. (a) Subject in all respects to Section 4.01(b) below, and so long as this Agreement shall remain in effect, the Lessee will:

     (i) COMPLIANCE WITH LAWS; ETC. Comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property.

     (ii) MAINTENANCE OF INSURANCE. Maintain or contract to be maintained, with premiums fully paid, with responsible and reputable insurance companies or associations, such insurance in such amounts and covering such risks as is required to be carried under the Lease, and all such policies evidencing such insurance shall name BCC and Lessor as additional insureds thereunder. Lessee shall also maintain insurance of sufficient types and amounts to comply with all other laws, regulations and rules, of any government entity exercising jurisdiction over Lessee. All insurance policies shall provide for notice of nonrenewal and notice of extension to BCC and Lessor, and shall not be terminated, amended or modified without 30 days prior written notice to BCC and Lessor. Lessee shall provide BCC with evidence of all insurance, including renewals or extensions of such insurance, promptly after receiving such insurance.




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     (iii) NOTICE OF LITIGATION AND OTHER MATTERS. Promptly give notice to BCC of the following: (A) any actions, suits or proceedings instituted against the Lessee; (B) any change in the chief executive office, principal place of business or location of the books and records of the Lessee and (C) the occurrence of a default or an event of default under this Agreement or the other Transaction Documents.

     (iv) MAINTENANCE OF PROPERTY. In addition to, and not in derogation of, the requirements of any of the other Transaction Documents, (A) protect and preserve all of its properties, (B) maintain in good repair, working order and condition all of its tangible properties, and (C) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties so that the business carried on in connection therewith may be properly and advantageously conducted at all times, as reasonably may be determined by BCC.

     (v) PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its existence under the laws of the state of its formation, and preserve and maintain its rights, franchises, licenses and privileges in such state as a corporation and shall qualify and remain qualified and authorized to do business in such state.

     (vi) BUSINESS. At all times endeavor to carry on its business in the most efficient manner possible under the circumstances and engage only in the Primary Intended Use (as defined in the Lease).

     (vii) FURTHER ASSURANCES. At BCC's request, from time to time, execute, acknowledge or take such further action as BCC may reasonably require to effectuate the purposes of this Agreement and the purposes of the other Transaction Documents.

     (b) Notwithstanding anything to the contrary contained in Section 4.01(a), Lessee shall not be in default hereunder to the extent that the obligations described in this Section 4.01(a) are required to be performed by the Management Firm under the Management Agreement. Pursuant to the Management Agreement, the Management Firm (as defined in the Management Agreement) has agreed to fulfill Lessee's obligations as set forth in Section 4.01(a)(i), 4.01(a)(ii), 4.01(a)(iv) and 4.01(a)(vi) of this Agreement, as well as all other obligations of the Lessee applicable to the operation of the Facility as provided in the Lease Documents.

     SECTION 4.02 NEGATIVE COVENANTS. So long as BCC shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will not, without the prior written consent of BCC:

     (a) LIENS CREATED BY LESSEE. Create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, other than Permitted Liens.

     (b) DISTRIBUTIONS. Except as otherwise expressly provided in the Working Capital Assurance Agreement or any of the other Lease Documents, make any distribution of cash or other property to any equity holder, or declare or pay any dividend or distribution on any securities of the Lessee.



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     (c) OTHER BUSINESS. Engage in any business venture or enter into any agreement with respect to any business venture, except as expressly provided in the Transaction Documents with respect to the Project.

     (d) TRANSFER OF ASSETS. Convey, transfer, lease, sublease, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person, business venture or entity.

     (e) INDEBTEDNESS FOR BORROWED MONEY. Create, assume, guaranty or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding, any indebtedness, except indebtedness incurred to the Lessor or BCC under the Lease Documents or the Transaction Documents, and indebtedness otherwise permitted under the Lease.

     (f) CREATION OF AFFILIATES. Form, organize or participate in the formation or organization of any entity, or make any investment in any newly formed or existing entity, person or business venture.

     (g) LOANS. Extend credit to or make any advance, loan or contribution to any person, business venture or entity.

     (h) GOVERNANCE DOCUMENTS. Amend, supplement or otherwise modify the terms of the Articles of Incorporation or the by-laws of the Lessee in any way without the prior written consent of BCC, which consent shall not be unreasonably withheld or delayed.

     (i) OTHER TRANSACTIONS WITH LESSOR. Enter into any transaction with Lessor or any affiliate or related party to or with Lessor, other than those transactions contemplated by the Lease Documents; provided, however, this provision shall in no manner prevent the directors or officers of the Lessee or officers, directors or shareholders of the Parent from entering into transactions and agreements with affiliates of the shareholder of the Lessor.

     (j) TRANSFERS OF EQUITY INTERESTS. Except as otherwise may be provided in the Stock Pledge Agreement, permit any equity holder in Lessee to transfer all or any portion of such person's equity interest in Lessee to a party that does not as of the date hereof hold an equity interest in the Lessee.

     (k) AMEND LEASE DOCUMENTS. (i) Amend, terminate, supplement or otherwise modify any Lease Document, (ii) waive any default or potential event of default by Lessor under any Lease Document, (iii) declare a default or event of default under any Lease Document, (iv) exercise any right to acquire the Property or extend the term of the Lease or (v) exercise any right to cancel the Lease as a result of a casualty or condemnation with respect to the Project, or otherwise.

     (l) MERGERS AND CONSOLIDATIONS. Merge or consolidate with, purchase all or any substantial part of the assets of, or otherwise acquire any business or any firm, association, corporation or other business organization or division thereof.

     (m) ISSUANCE OF SECURITIES. Except for the common stock of the



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Lessee that has been issued and outstanding as of the date hereof, issue any capital stock or options, warrants or other rights to purchase any capital stock or any securities convertible or exchangeable for shares of such stock, or commit to do any of the foregoing.

     (n) MORTGAGE LIEN. Challenge or disaffirm the validity or perfection of the mortgage lien held by BCC in Lessee's leasehold interest in the Lease.

                                    ARTICLE V
                                EVENTS OF DEFAULT

     SECTION 5.01 EVENTS OF DEFAULT. Each of the following events shall constitute an event of default hereunder, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a) The Lessee shall fail to make any payment of principal or interest, as stated in the Notes, when due ("Monetary Default"); or

     (b) Any representation or warranty made by either of the Parent or the Lessee under or in connection with any Transaction Document shall prove to have been incorrect or misleading in any material respect when made; or

     (c) Either of the Lessee or the Parent shall fail to perform or observe any term, covenant or agreement contained in the Lease Documents or in any Transaction Document, on its or their part to be performed or observed beyond the applicable cure period; or

     (d) Either of the Lessee or the Parent shall generally not pay its or their debts when due; or

     (e) Either of the Parent or the Lessee shall admit in writing its or their inability to pay its or their debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against either of the Parent or the Lessee seeking to adjudicate it or them a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of either of the Parent or the Lessee of any of its or their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for either of the Parent or the Lessee or for any substantial part of its or their property; or either of the Parent or the Lessee shall take any action to authorize any of the actions set forth above in this subsection; or

     (f) Any nonappealable judgment or order for the payment of money in excess of $100,000 shall be rendered against either the Parent or the Lessee and the same shall not be discharged within 30 days after entry; or

     (g) A warrant or writ of attachment or execution or similar process shall be issued against any property of the Lessee which exceeds $100,000 in value and such warrant or process shall continue undischarged or unstayed for ten consecutive days; or


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     (h) Any material provision of any Transaction Document to which either of the Parent or the Lessee is a party shall for any reason cease to be valid and binding on the Lessee or the Parent (as applicable), or the Lessee or the Parent shall so state in writing; or

     (i) The Second Leasehold Mortgage shall for any reason cease to create a valid and perfected security interest in any of the collateral covered thereby, subject in priority only to the Permitted Liens.


                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.01 APPLICABLE PROVISIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of an event of default, but subject to the terms of the Working Capital Agreement and the Subordination Agreement, the following provisions shall apply:

     (a) ACCELERATOR AND TERMINATION:

          (i) Automatic. Upon the occurrence of an event of default specified in
     Section 5.01(e), the principal of, and the interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and any of the other Transaction Documents, shall become automatically due and payable without presentment, demand, protest, or other notice of any kind all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

          (ii) Optional. If any other event of default shall have occurred, and in every such event, BCC may do the following: declare the principal of, and interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and the other Transaction Documents, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

     (b) BCC'S RIGHT TO ENTER PROPERTY. Subject to applicable laws and rights of the residents, BCC may enter upon the Property and any premises on which collateral may be located and, without resistance or interference by the Lessee, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as BCC shall choose, without being liable to the Lessee on account of any loss, damage or depreciation that may occur as a result thereof.

     (c) ASSEMBLY. The Lessee shall, upon request of and without charge to BCC, assemble the collateral and maintain or deliver it into the possession of BCC or



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any agent or representative of BCC at such place or places as BCC may designate.

     (d) COLLATERAL PLACEMENT. BCC may, at the expense of the Lessee, cause any of the collateral to be placed in a public or field warehouse, and BCC shall not be liable to the Lessee on account of any loss, damage or depreciation that may occur as a result thereof.

     (e) USE OF PREMISES. BCC may, without payment of any rent or any other charge, enter the Property and, without breach of peace, until BCC completes the enforcement of its rights in the collateral, take possession of the Property or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Lessee's equipment, for the purpose of (i) operating the Project and (ii) collecting any accounts receivable.

     (f) OTHER RIGHTS. BCC may exercise any and all of its rights and remedies available under the other Transaction Documents, as well as those available in law or in equity.

     (g) CASH COLLATERAL. BCC may apply any cash collateral to the payment of any obligations owing by the Lessee to BCC in any order in which BCC may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the other Transaction Documents.

     (h) RIGHTS AS A SECURED CREDITOR. BCC may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania, and under any other applicable law, including, without limitation, the right without notice except as specified and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by BCC, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as BCC may deem commercially reasonable. The Lessee agrees that, to the extent notice of sale shall be required by law, at least 20 days notice to the Lessee of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. BCC shall not be obligated to make any sale of collateral regardless of notice of sale having been given. BCC may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (i) RIGHT TO FORECLOSE. BCC may foreclose upon the Lease, take immediate possession of the Project and Property and operate the Property, all in accordance with the terms and conditions of the Second Leasehold Mortgage.

Provided, however, BCC shall exercise its rights hereunder only in conformance with the Working Capital Agreement and the Subordination Agreement.

     SECTION 6.02 APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an event of default shall be applied or paid over as follows:

     (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including, without limitation, the expenses described in Section 8.07 herein;

     (b) Second: to the payment of the interest due upon the Notes;

     (c) Third: to the payment of the principal due upon the Notes or any other payments owed to BCC under the Transaction Documents; and

     (d) Fourth: the balance (if any) of such proceeds shall be paid to the Lessee subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the Collateral known to BCC and subject to the direction of a court of competent jurisdiction.

     The Lessee shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations owing by the Lessee to BCC after the application of proceeds set forth above together with interest thereon at a rate per annum equal to the highest rate then payable hereunder.

           SECTION 6.03 MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.

     (a) RIGHTS CUMULATIVE. The rights and remedies of BCC under this Agreement and each of the other Transaction Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies BCC may be selective and no failure or delay by BCC in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise of any other power or right.

     (b) WAIVER OF MARSHALLING. The Lessee hereby waives any right to require any marshalling of assets and any similar right.

     (c) LIMITATION OF LIABILITY. Nothing contained in this Article VI or elsewhere in this Agreement or in any other Transaction Documents shall be construed as requiring or obligating BCC or any agent or designee thereof to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any account or any other Collateral or the moneys due or to become due under the Notes or any other Transaction Documents or in connection therewith, or to take any steps necessary to preserve any rights against prior parties and neither BCC nor any of its agents or designees shall have any liability to the Lessee for actions taken pursuant to this Article VI, any other provision of this Agreement or any other Transaction Documents, except as otherwise provided by law.

     (d) WAIVER OF DEFENSES. Lessee hereby waives any and all defenses, either by way of set-off as to matters arising prior to the date hereof or any other defenses, which Lessee presently believes it has or which Lessee may have in the future relating to monetary defaults under this Agreement or any other Transaction Document.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

     SECTION 7.01 RIGHT TO CURE DEFAULTS UNDER LEASE DOCUMENTS. Lessee shall give BCC immediate notice of a default or an event of default under any Lease Document received from Lessor. BCC shall have the right, but not the obligation, to cure such default or event of default. To the extent that BCC shall expend sums to cure any such default or event of default, such sums shall be deemed Advances hereunder, payable upon demand.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     SECTION 8.01 AMENDMENTS, ETC. No amendment or waiver of any provision of any Transaction Document, nor consent to any departure by the Lessee therefrom, shall in any event be effective unless the same shall be in writing and signed by BCC and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.02 NOTICES, ETC. All notices and other communications provided for under this Agreement or any other Transaction Document shall be in writing and mailed or delivered, if to the Lessee, at its address of: 3801 PGA Boulevard, Suite 1000, Palm Beach Gardens, FL 33410; Attn: Bruce A. Rendina, or, if to BCC, at its address of: 5021 Louise Drive, Suite 200, Mechanicsburg, PA 17055, or at such other address as shall be designated by such party in a written notice to the other party from time to time. All such notices and communications shall, when mailed, be effective two days after being deposited in the mail, and when sent by telecopy shall be effective upon receipt of confirmation.

     SECTION 8.03 NO WAIVER; REMEDIES. No failure on the part of BCC to exercise, and no delay in exercising, any right under this Agreement or any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement or any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04 CERTAIN TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistently applied, except as otherwise stated herein. Unless otherwise specified, a reference in this Agreement to a particular section, subsection or exhibit is a reference to that section, subsection or exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

     SECTION 8.05 JURISDICTION. SUBJECT TO THE TERMS OF THE WORKING CAPITAL AGREEMENT, THE LESSEE HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY PENNSYLVANIA COURT OR FEDERAL COURT SITTING IN PENNSYLVANIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THE LESSEE IS

A PARTY, AND THE LESSEE HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA COURT OR IN SUCH FEDERAL COURT. THE LESSEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE LESSEE IRREVOCABLY CONSENTS TO THE SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE LESSEE AT ITS ADDRESS SPECIFIED IN SECTION 8.02. THE LESSEE AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF BCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF BCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE LESSEE OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

     SECTION 8.06 PERFORMANCE OF LESSEE'S DUTIES. The Lessee's obligations under this Agreement and the other Transaction Documents to which it is a party shall be performed by the Lessee at its sole cost and expense. If the Lessee shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the other Transaction Documents to which it is a party, BCC may, but shall not be obligated to, do the same or cause it to be done either in the name of BCC or in the name and on behalf of the Lessee, and the Lessee hereby irrevocably authorizes BCC so to act. BCC hereby acknowledges that under the Management Agreement, the Management Firm, an affiliate of BCC, has agreed to perform, on behalf of Lessee, all obligations and duties of Lessee under the Lease Documents and the Transaction Documents related to the operation of the Facility.

     SECTION 8.07 INDEMNIFICATION. The Lessee agrees to reimburse BCC for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold BCC harmless from and against all losses suffered by BCC in connection with:

     (a) any claim, and the prosecution or defense thereof arising out of or in any way connected with this Agreement or any of the other Transaction Documents or any action or inaction on the part of BCC in connection with this Agreement and the other Transaction Documents,

     (b) any and all uncollected items, including without limitation, all checks or other negotiable instruments returned to BCC for insufficient funds, returned to BCC after the date of this Agreement, and

     (c) any claim, debt, demand, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by BCC, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the Lessee's business or sale thereto.

     The Lessee shall indemnify BCC as provided herein upon demand and in immediately available funds.

     Notwithstanding anything to the contrary contained in this Section 8.07, the Lessee shall have no indemnification obligation under this Section 8.07 in the event that the claim for which the indemnification has arisen results from a breach of a duty or obligation of the Lessee under the Lease Documents or the Transaction Documents that has been delegated to the Management Firm (as defined in the Management Agreement) under the terms and conditions of the Management Agreement.

     SECTION 8.08 INJUNCTIVE RELIEF. The Lessee recognizes that, in the event the Lessee fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any of the other Transaction Documents to which it is a party, any remedy of law may prove to be inadequate relief to BCC; therefore, the Lessee agrees that BCC shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     SECTION 8.09. ENTIRE AGREEMENT. This Agreement, and the other documents, instruments and certificates executed and delivered in connection herewith and explicitly contemplated hereby, including, without limitation, the Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions set forth herein, and supersede all prior written or oral agreements or understandings between the parties with respect to such matters.

     SECTION 8.10 TITLES AND CAPTIONS. Titles and captions of Articles, sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     SECTION 8.11 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Lessee and BCC and their respective successors and assigns, except that no Lessee shall have the right to assign its rights hereunder or any interest herein.

     SECTION 8.12 GOVERNING LAW. SUBJECT TO THE WORKING CAPITAL AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA EXCLUDING ITS CONFLICTS OF LAWS.

     SECTION 8.13 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

     SECTION 8.14 WAIVERS.

     (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE LESSEE AND BCC WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY THE LESSEE AND BCC HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE LESSEE ARISING OUT OF THIS AGREEMENT OR ANY OTHER

TRANSACTION DOCUMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE LESSEE AND BCC OF ANY KIND OR NATURE, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND WHETHER NOW EXISTING OR HEREAFTER ARISING, AND LESSEE AND BCC HEREBY AGREE AND CONSENT THAT ANY SUCH ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, IF BCC SO CHOOSES, WITHOUT JURY AND BCC OR LESSEE MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE LESSEE TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

     (b) FURTHER, THE LESSEE WAIVES THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

     (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     SECTION 8.15 ENFORCEABILITY. If any provision of this Agreement or any other Transaction Document is held to be unenforceable for any reason, all other provisions of this Agreement and the other Transaction Documents shall be deemed valid and enforceable to the fullest extent possible. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

     SECTION 8.16 INCONSISTENCIES BETWEEN TRANSACTION DOCUMENTS. To the extent any terms or conditions of the Transaction Documents are inconsistent with or more restrictive than the terms of this Agreement, the terms of this Agreement shall control.

     SECTION 8.17 THIRD PARTY BENEFICIARY. Without limiting any of the terms of the Working Capital Agreement, BCC and the Lessee acknowledge and agree that the Lessor is intended to be a third party beneficiary of the terms and conditions set forth in Section 6.01, Section 8.05, Section 8.12, and Section 8.18 of this Agreement and any other terms and/or conditions relating to the Lessor, the Working Capital Agreement and/or the Subordination Agreement set forth herein. Accordingly, the Lessor shall be entitled to enforce the same to the fullest extent, and in all respects, as if the Lessor were a party hereto.

     SECTION 8.18 WORKING CAPITAL AGREEMENT AND SUBORDINATION AGREEMENT. The provisions of this Agreement shall be subject to the provisions of the Working Capital Agreement and the Subordination Agreement. In the event that any terms or conditions of this Agreement or any of the other Transaction Documents are inconsistent with or more restrictive than the terms of the Working Capital Agreement or the Subordination Agreement, the terms of the Working Capital Agreement and Subordination Agreement shall control.

             IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective officers or authorized agents as of the date first above written.


WITNESS/ATTEST:                         TC REALTY OF ALTOONA, INC.


                                        By: /s/ Signature Illegible
------------------------------             --------------------------------
                                        Title:
                                              -----------------------------



WITNESS/ATTEST:                     BALANCED CARE CORPORATION


                                        By: /s/ Signature Illegible
------------------------------             --------------------------------
                                        Title:
                                              -----------------------------

                                   EXHIBIT A

                             FORM OF NOTE ATTACHED

                                 PROMISSORY NOTE


                                                           _____________, 199_


     FOR VALUE RECEIVED, and intending to be legally bound hereby, TC REALTY OF ALTOONA, INC., a Delaware Corporation ("MAKER"), promises to pay to the order of Balanced Care Corporation, a Delaware corporation ("Payee"), in lawful money of the United States of America, the principal sum of ____________ Dollars and __/100 ($_______.__), together with interest thereon from and after the date hereof at the rate specified herein.

     If not sooner paid, Maker shall pay the entire principal amount outstanding hereunder upon demand. If not sooner paid, the accrued interest on the principal amount outstanding under this Note shall be immediately due and payable in arrears on the first day of each calendar quarter.

     This Note is made in connection with advances made by Payee to Maker pursuant to the provisions of that certain Shortfall Funding Agreement by and between Maker and Payee dated as of December 19, 1997 (the "SHORTFALL AGREEMENT"), the terms of which are incorporated herein by reference, including without limitation the limitations of liability set forth in Section 1.04 of such Shortfall Agreement providing that in no event shall the directors or officers of the Maker or the shareholders, directors or officers of the TC Realty Holding Company, a Delaware corporation (the "Parent") ever be personally liable to BCC or any affiliate of BCC or any third party for the payment and/or performance of any obligations or liabilities under this Note; provided, however, no provision contained herein or in any other Transaction Document shall diminish in any manner the obligations of Parent (as shareholder of Lessee) under the Option Agreement (as defined in the Shortfall Agreement).

     Certain of the advances to be made hereunder shall be advanced directly to Meditrust Acquisition Corporation II (the "Lessor") in accordance with the provisions of the Working Capital Agreement (as defined in the Shortfall Agreement).

     Interest on the outstanding principal balance hereunder shall accrue at a rate of 2% over the Prime Rate as announced from time to time in the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in the Wall Street Journal, such other source as the holder may determine) (the "CONTRACTUAL RATE"); provided, however, that upon an Event of Default (as defined in the Shortfall Agreement), whether by acceleration or otherwise, interest shall accrue at the Contractual Rate plus two percent (2%) per annum (the "DEFAULT RATE") until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment at the Default Rate until all sums due hereunder and/or under the judgment are paid.

     Maker waives presentment, demand, notice, protest, all rights of set-off or counterclaim, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Shortfall Agreement.

     So long as Payee is the holder hereof, Payee's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each payment made pursuant hereto.

     The prompt and faithful performance of all of Maker's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

     Payee shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right.

     Payee shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby, and Maker warrants that Maker has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on such judgment or security interest.

     If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it.

     The rights and privileges of Payee contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Maker shall bind all heirs, personal representatives, successors and assigns.

     This Note shall in all respects be governed by the laws of the Commonwealth of Pennsylvania.

     THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A SUBORDINATION AND STANDSTILL AGREEMENT DATED AS OF DECEMBER 19, 1997 BY AND AMONG THE PAYEE, MAKER AND MEDITRUST ACQUISITION CORPORATION II. A COPY OF SAID SUBORDINATION AND STANDSTILL AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF ANY HOLDER OF THIS NOTE FROM MEDITRUST ACQUISITION CORPORATION II, 197 FIRST AVENUE, NEEDHAM HEIGHTS, MA 02194.



     Witness the due execution hereof.


WITNESS/ATTEST:                             TC REALTY OF ALTOONA, INC.



                                        By:
-------------------------------            ---------------------------------
                                        Title:
-------------------------------               ------------------------------

Schedule to Exhibit 10.55 filed pursuant to Instruction 2 to Item 601(a) of Regulation S-K




                           Shortfall Funding Agreement


Project               Lease                        Property Location            Date
-------               -------                      -----------------            ----
Blytheville, AR       TC Realty of Blytheville,    Mississippi County           12/19/97
                      Inc.                         AR

Maumelle, AR          TC Realty of Maumelle,       Pulaski County,              12/19/97
                      Inc.                         AR

Mountain Home, AR     TC Realty of Mountain        Baxter County,               12/19/97
                      Home Inc.                    AR

Pocahontas, AR        TC Realty of Pocahontas,     Randolph County,            12/19/97
                      Inc.                         AR

Sherwood, AR          TC Realty of Sherwood,       Pulaski County,              12/19/97
                      Inc.                         AR

Reading, PA           TC Realty of Reading         Berks County                 12/19/97
                      Inc.                         PA

Martinsburg, WV       Black Box of Martinsburg,    Berkeley County              12/31/97
                      Inc.                         WV

Dillsburg, PA         Black Box of Dillsburg,      York County                  12/31/97
                      Inc.                         PA

Peckville, PA         Black Box of Peckville,      Lackawanna County            12/31/97
                      Inc.                         PA

Lewisburg, PA         Black Box of Lewisburg,      Union County                 12/19/97
                      Inc.                         PA


Berwick, PA           TC Realty of Berwick,        Columbia County              1/7/98
                      Inc.                         PA

Chippewa, PA          TC Realty of Chippewa,       Beaver County                1/7/98
                      Inc.                         PA

Lewistown, PA         TC Realty of Lewistown,      Mifflin County               1/7/98
                      Inc.